Concentration and Risks	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
Concentration and Risks
3. CONCENTRATION AND RISKS
3.1 Concentration of credit risk
Financial instruments that potentially expose the Group to the concentration of credit risk primarily consist of cash and cash equivalents and short-term investments. The maximum exposure of such assets to credit risk is their carrying amounts as of the balance sheet dates. The Group places its cash and cash equivalents and short-term investments with financial institutions with high-credit ratings and quality. The Group hasn’t noted any significant credit risk.
3.2 Concentration of customers and suppliers
Substantially all revenue
s
 w
ere
 derived from customers located in China. There are no customers or suppliers from whom revenues or purchases individually represent greater than 10% of total revenues or total purchases of the Group in any of the periods presented.

3.3 Foreign currency exchange rate risk
In July 2005, the PRC government changed
its decades-old policy
of pegging the value of the RMB to the US$, and the RMB appreciated more than 20% against the US$ over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between the RMB and the US$ remained within a narrow band. Since June 2010, the RMB has fluctuated against the US$, at times significantly and unpredictably. The depreciation of the RMB against the US$ was approximately 1.7% in 2019. The appreciation of the RMB against the US$ was approximately 6.5%
and 2.3%
in 2020
and
2021
,

respectively
.
It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.